Exhibit 99.2 Trusted Communication Platform I nvestor s Pr esentation Febr uar y 2023 Copyright © Kaleyra, Inc. 2023

DISCLAIMER

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra, Inc. ("Kaleyra" or the "Company") and the Company's financial results, as well as future size and growth of addressable markets. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra in light of its experience and perception of historical trends, current conditions, and expected future developments and their potential effects on Kaleyra as well as other factors that Kaleyra believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Certain industry, market and competitive position data included in this presentation is based on research, surveys and other data obtained from third party sources and the Company's own internal estimates and research. While Kaleyra believes these third party sources to be reliable, it has not independently verified, and makes no representation as to the accuracy or completeness of any information obtained from third party sources. In addition, certain of this data involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions.

NON- GAAP FINANCIAL MEASURE AND RELATED INFORMATION

This presentation includes references to Adjusted Gross Margin, Adjusted EBITDA and Adjusted Earnings Per Share (EPS), i.e. financial measures that are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Adjusted Gross Margin is defined as of any date of calculation, the consolidated revenues of Kaleyra and its subsidiaries, net of the cost of goods sold calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus the amortization of acquired intangible assets running through cost of goods sold, divided by the consolidated revenues. Adjusted EBITDA is defined as of any date of calculation, the consolidated earnings or loss of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction and one-off expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (v) any provision for the write down of assets. Adjusted EPS is calculated by dividing the adjusted net income (loss) by the weighted number of shares outstanding. Adjusted net income (loss) is defined as of any date of calculation, the net income (loss) of Kaleyra and its subsidiaries, plus: (i) transaction and one-off expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees, (v) any provision for the write down of assets, (vi) the amortization of acquired intangible assets and (vii) the amortization of debt discount and issuance costs of convertible financial instruments. Kaleyra's management believes that these non-GAAP measures of Kaleyra's financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra's anticipated financial condition and results of operations. Internally, management uses these Non-GAAP financial measures in assessing the Company's operating results and in planning and forecasting. Investors should not rely on any single financial measure to evaluate Kaleyra's business. Certain of the financial metrics in this presentation can be found in Kaleyra's Form 10-K for the year ended December 31, 2022, that we expect to file with the "SEC" on or about March 6, 2023, and the reconciliation of Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS can be found on slide 21-23 of this presentation. This presentation also includes reference to the non-GAAP operating metric Dollar-Based Net Expansion Rate, whose definition can be found on slide 24 of this presentation.

TRADEMARKS AND INTELLECTUAL PROPERTY

All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

kaleyra

Copyright © Kaleyra, Inc. 2023

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T he T r usted Communication Platfor m as a Ser vice (CPaaS) Kaleyra’s omnichannel platform helps businesses around the world connect with customers on their preferred channels 3 Copyright © Kaleyra, Inc. 2023

Over view 4

CPaaS E ncompasses M ultiple Channels CPaaS (Communication Platform as a Service) represents a broad spectrum of communication channels, from traditional SMS messages to RCS messaging and video and audio collaboration. Typically used for business - to- c ons um er communication, CPaaS companies may specialize in one channel or provide a range of channel offerings for their enterprise customers. 5 Copyright © Kaleyra, Inc. 2023

Kaleyra's Omnichannel Offering for B2C Communication

Kaleyra offers a wide variety of mobile communications channels, tools, solutions, and services that large businesses can access through APIs or a user-friendly web interface.

We cater to businesses across **many verticals** including **financial services, e - commerce, retail, healthcare, travel, and education** .

Video and audio collaboration



9:41
moneyfarm

WhatsApp



13:24
Air Asia
Today
Hi Jake, thanks for booking! We're excited to have you on board with us soon. Here are your travel details.
UK
FLIGHT
823
BOM
LHR
TERMINAL
02
GATE
16
SEAT
34B

RCS Messaging



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SMS



12:22
Amazon Pay
pay
Hi Chris, Your One Time Password (OTP) for login to your Amazon Pay account is 567890. Please do not share this OTP with anyone.

kaleyra

Copyright © Kaleyra, Inc. 2023

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I nter national Pr esence, Global Footpr int Termination countries Main countries of operations 7 Copyright © Kaleyra, Inc. 2023

Enterprise-Focused and Experienced in Highly-Regulated Sectors

Highlights of the Year

- Dec 2022 : Kaleyra announces a new slate of WhatsApp chatbots
- Dec 2022 : Kaleyra Partners With Fincons To Transform Digital Collaboration In Banking For Flowe
- Oct 2022: Kaleyra to Provide SMS Services for Amazon Pay India
- Jul 2022 : Kaleyra Powers Video Communication For Moneyfarm
- Jun 2022 : Kaleyra Helps Italy's Santagostino Build Remote Health Coach to Improve Accessibility and Assistance
- Feb 2022 : Kaleyra Partners with Bosch Group to Power Communications for its Mobility Solutions in India
- Jan 2022 : Kaleyra Provides Innovative Banking Video Communications for Banca Sella's New Wealth Management Platform
- Jan 2022 : Kaleyra's CPaaS Solutions Supported India's Rapidly Expanding Unicorn Startup Ecosystem

Some of Our Customers

AirAsia, amazon pay, Banca Sella, BANCAWIDIBA, BOSCH, Flipkart, INTESA SANPAOLO, moneyfarm, nexi, OXFAM, Rakuten Viber, Santagostino LA TUA SALUTE, TATA 1mg, zomato kaleyra
Copyright © Kaleyra, Inc. 2023
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Gr owing E xponentially with W ide R each and Diver se Clientele Q4 2022 Geographic Revenue Mix Q4 2022 Sector Revenue Split 9 Copyright © Kaleyra, Inc. 2023

T op-N otch Business & Pr oduct Par tner ships: * Also wor ks with: *Kaleyra is a proud member of Oracle PartnerNetwork and a provider of integrations to Oracle Marketing solutions. Kaleyra is also powered by Oracle Cloud Infrastructure with the goal to offer improved security, better service- level agreements, global scalability, and faster deploym ent. 10 Copyright © Kaleyra, Inc. 2023

E xceptional Standar d for T r usted Ser vice and I ndustr y-Specific Compliance Kaleyra is committed to providing trusted, transparent, and high- quality service. Customer satisfaction is key – Kaleyra’s dedicated team of professionals offers prompt, around- the- clock assistance. Retention is high – the average engagement tenure is >10 years for international clientele and >15 years for banking customers. 11 Copyright © Kaleyra, Inc. 2023

Globally R ecognized for E xcellent Pr oducts, Customer Ser vice, and Secur ity 12 Copyright © Kaleyra, Inc. 2023

Financial Over view Q4 2022 13

K aleyr a’s Q4 2022 at a Glance Customer Highlights for the Fiscal Quarter Ended Q4 2022 Data December 31, 2022 12.0B 2.2B • 93.1% of revenue came from customers which Mes s ages Voice Calls have been on the platform for at least one year • 43.3% of revenue is related to the top 10 customers with a churn rate of zero in the last 1,600+ 102 year (1) Network Operator Countries with • 98.1% Dollar - Based Net Expansion Rate of C onnec tions direct connectivity quarterly revenues (139.0% within the top 30 c ustom ers) • Revenue by country breakdown: US (46.9%), Italy 90%+ 675 (18.3%), India (14.7%), European Countries - excl Revenue from Long- Employees in 16 Italy (11.5%) and Other and Asian Countries (8.6%) Tenure Customers Global Offices • No individual customer accounting for more than 10% of revenue 1 See definition of this non- GAAP operating metric on slide 24 14 Copyright © Kaleyra, Inc. 2023

Financial Highlights - Q4 2022

$93.7M vs. $90.0M prior year comparable period	Revenue	• Record quarterly revenue and sequential growth trend amid the macroeconomic headwinds and adverse FOREX effects • Global revenue footprint and well-balanced portfolio across geographies and sectors • Solid customer-base revenue with zero churn rate on the top 10 customers	$2.5M vs. $9.6M prior year comparable period	Adj. EBITDA(1)	• Quarterly sequential positive Adj. EBITDA following the mGage acquisition
20.3% vs. 25.3% prior year comparable period	Adj. Gross Margin (1)	• Unfavorable prior year comparison after the revised customers portfolio and geographic shift in South America • Lower marginality due to start up costs for onboarding new customers	$56.1M net current assets vs. $80.7M net current assets at year end 2021	Current assets vs. current liabilities	• Net current assets positive for $56.1M • Solid Net Working Capital balance • Significant amount of cash & equivalents, restricted cash and short-term investments, aggregately summing up to $78.6M

[1]See definition on slide 2 and reconciliation of non-GAAP measures on slides 21 through 23

Main KPIs 2020 - 2021 - 2022



Q1
Q2
Q3
Q4
$ 100.0
$ 90.0
$ 80.0
$ 70.0
$ 60.0
$ 50.0
$ 40.0
$ 30.0
$ 20.0
$ 10.0
$ 0.0
($ 10.0)
$ 33.6
$ 39.7
$ 80.5
$ 6.2
($ 0.3)
($ 1.1)
Q1 20
Q1 21
Q1 22
$ 31.2
$ 54.0
$ 81.1
$ 2.2
$ 6.0
($ 0.3)
Q2 20
Q2 21
Q2 22
$ 38.3
$ 84.0
$ 83.9
$ 2.2
$ 8.0
$ 4.0
Q3 20
Q3 21
Q3 22
$ 44.3
$ 90.0
$ 93.7
$ 1.6
$ 9.6
$ 2.5
Q4 20
Q4 21
Q4 22
Revenue
Adj Gross Profit
Adj EBITDA

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Copyright © Kaleyra, Inc. 2023

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Led by a Seasoned T eam of E xecutives with Deep I ndustr y Exper tise N icola J r V itto Dar io Caloger o Giacomo Dall’Aglio M aur o Car obene EVP, Chief Product Officer Chief Executive Officer* EVP, Chief Financial Officer EVP, Chief Business Officer Geoff Gr auer Filippo M onastr a Zephr in Lasker Colin Gillis EVP, Operations & Customer Success SVP, Chief People Officer SVP, Marketing & Strategic Alliances Vice President of Investor Relations Copyright © Kaleyra, Inc. 2023 16 *Kaleyra announced CEO transition plan, December 12th 2022

Thank You

For further details, scan this QR code:

investors@kaleyra.com

Copyright © Kaleyra, Inc. 2023

Investor Contacts:

Colin Gillis
Vice President of Investor Relations
colin.gillis@kaleyra.com

Shannon Devine
MZ Group | Managing Director – MZ North America
Direct: 203-741-8811
Mobile: 203-858-1945
shannonvine@mzgroup.us

Appendix 18

Quar ter ly Consolidated Statements of Oper ations The following table shows the quarterly unaudited condensed consolidated statements of operations prepared in accordance with US GAAP. 19 Copyright © Kaleyra, Inc. 2023

Consolidated Balance Sheets Note: Figures derived from US GAAP financials, except as otherwise indicated. 20 Copyright © Kaleyra, Inc. 2023

Quarterly N on-GAAP Adjusted Gr oss M ar gin R econciliation The following table shows the reconciliation of the unaudited Non- GAAP Adjusted Gross Margin as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Note: Amortization of acquired intangible assets mainly includes the amortization of acquired intangible assets following the busines s combination with mGage and B andyer. Management uses non- GAAP financial measures to evaluate period- to- period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non- GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non- GAAP financial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. 21 Copyright © Kaleyra, Inc. 2023

Quar ter ly Adjusted E BI T DA R econciliation The following table shows the reconciliation of the unaudited Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Note: Management uses non- GAAP financial measures to evaluate period- to- period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non- GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non- GAAP financial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting princ iples . 22 Copyright © Kaleyra, Inc. 2023

Quarterly N on-GAAP Adjusted E ar nings Per Shar e (E PS) R econciliation The following table shows the reconciliation of the unaudited Non- GAAP Adjusted EPS as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. (1) The Non- GAAP estimated tax effects of adjustments is determined by using the Effective Tax Rate (ETR) calculated for the three- month period, excluding discrete tax items . Note: Management uses non- GAAP financial measures to evaluate period- to- period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non- GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non- GAAP financial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles . 23 Copyright © Kaleyra, Inc. 2023

Oper ating Metr ics Dollar- Based Net Expansion Rate. Kaleyra’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with Active Existing Customer Accounts and to increase their use of the platform. An important way in which Kaleyra has historically tracked performance in this area is by measuring the Dollar- Based Net Expansion Rate for those customer accounts. Kaleyra’s Dollar- Based Net Expansion Rate increases when such customer accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Kaleyra’s Dollar- B as ed Net Expansion Rate decreases when such customer accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. Kaleyra believes that measuring Dollar- Based Net Expansion Rate provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customers. To calculate the Dollar- Based Net Expansion Rate, the Company first identifies the cohort of customer accounts that were customer accounts in the same quarter of the prior year. The Dollar- Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. Active Existing Customer Accounts. Kaleyra believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Kaleyra defines an Active Customer Account at the end of any reporting period as an individual account, as identified by a unique account identifier, for which Kaleyra has recognized revenue in the period. 24 Copyright © Kaleyra, Inc. 2023

Shar e Count of K aleyr a Common Stock KLR (NYSE) shares of Common Stock as of December 31, 2022: - issued and outstanding: 45,359,035 Note: Shares beneficially owned by management (other than Directors and Officers) are included in the Implied Retail Float 25 Copyright © Kaleyra, Inc. 2023